UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	000-29758	41-0856543
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

On July 28, 2011 we entered into an Industrial Building Lease with Golden Triangle Tech Center Investors, LLC, for approximately 39,931 rentable square feet of space in a building located at 7905 Golden Triangle Drive in Eden Prairie, Minnesota.  We reported entering into this lease on our Current Report on Form 8-K filed with the SEC on August 1, 2011 (File No. 000-29758), which is hereby incorporated by reference into this Item 1.02.  We terminated this lease on October 3, 2011, without penalty to us.  We are currently exploring options to lease additional space in the building currently occupied by Midwave Corporation, the company we acquired on October 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 11, 2011

DATALINK CORPORATION

	By	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer